Summary Prospectus Supplement

August 16, 2013

Morgan Stanley Institutional Fund, Inc.

Supplement dated August 16, 2013 to the Morgan Stanley Institutional Fund, Inc. (the "Fund") Summary Prospectus dated April 30, 2013, as amended August 16, 2013, of:

Multi-Asset Portfolio (the "Portfolio")

At a Joint Special Meeting of Shareholders, Class H shareholders of the Portfolio approved a Plan of Reclassification for the Portfolio pursuant to which Class H shares will be reclassified as Class P shares and the corresponding Articles of Amendment to the Fund's Articles of Amendment and Restatement. Upon the reclassification, each Class H shareholder of the Portfolio will own Class P shares of the Portfolio having an aggregate value equal to the aggregate value of Class H shares of the Portfolio held by that shareholder as of the close of business of the day of the reclassification. It is expected that the closing date of the reclassification whereby the Plan of Reclassification will take effect will be September 9, 2013. In addition, the Board of Directors of the Fund has approved renaming the Portfolio's Class P shares as "Class A shares." As a result, effective September 9, 2013, all references to Class H shares of the Portfolio in the Summary Prospectus are hereby deleted and all references to Class P shares of the Portfolio in the Summary Prospectus are hereby changed to Class A shares.

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The following changes to the Summary Prospectus are effective September 16, 2013:

The following table replaces the "Annual Portfolio Operating Expenses" table in the section of the Summary Prospectus entitled "Fees and Expenses—Annual Portfolio Operating Expenses:"

	Class I	Class A†	Class L
Advisory Fee	0.85%	0.85%	0.85%
Distribution and/or Shareholder Service (12b-1)Fee	None	0.25%	0.75%
Acquired Fund Fees and Expenses‡	0.01%	0.01%	0.01%
Other Expenses	1.56%	1.56%	1.56%
Total Annual Portfolio Operating Expenses*	2.42%	2.67%	3.17%
Fee Waiver and/or Expense Reimbursement*	1.31%	1.21%	1.21%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.11%	1.46%	1.96%

The following table replaces the "Example" table in the section of the Summary Prospectus entitled "Example:"

	1 Year	3 Years	5 Years	10 Years
Class I	$113	$353	$612	$1,352
Class A†	$666	$962	$1,281	$2,180
Class L	$199	$615	$1,057	$2,285

The footnotes following the section of the Summary Prospectus entitled "Example" are hereby deleted and replaced with the following:

†  Effective September 9, 2013, Class P shares were renamed Class A shares.

‡  The Portfolio may invest a portion of its assets in other investment companies (the "Acquired Funds"). The Portfolio's shareholders indirectly bear a pro rata portion of the expenses of the Acquired Funds in which the Portfolio invests. "Acquired Fund Fees and Expenses" in the table is an estimate of those expenses. The estimate is based upon the average allocation of the Portfolio's investments in the Acquired Funds and upon the actual total operating expenses of the Acquired Funds (including any current waivers and expense limitations) for the fiscal year ended December 31, 2012. Actual Acquired Fund Fees and Expenses incurred by the Portfolio may vary with changes in the allocation of Portfolio assets among the Acquired Funds and with other events that directly affect the fees and expenses of the Acquired Funds. Since "Acquired Fund Fees and Expenses" are not directly borne by the Portfolio, they are not reflected in the Portfolio's financial statements, with the result that the information presented in the table will differ from that presented in the Financial Highlights.

*  The Adviser has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding Acquired Fund Fees and Expenses, certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.10% for Class I, 1.45% for Class A and 1.95% for Class L. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Please retain this supplement for future reference.

  IFMULASSTSUMSPT-0813